UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: September 12, 2016

SUNVESTA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)

000-28731

98-0211356

(Commission File Number)

(IRS Employer Identification Number)

Hans Rigendinger, Chief Executive Officer

Seestrasse 97, Oberrieden, Switzerland CH-8942

(Address of principal executive offices)

+ 41 43 388 40 60

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

______________________________________________________________________________

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY

ARRANGEMENTS OF CERTAIN OFFICERS

_____________________________________________________________________________________

(b) On September 12, 2016, the Board of Directors of SunVesta, Inc. noted the death of Josef Mettler, a member of its Board of Directors, due to his inability to recover from a critical health event first reported on a Form 8-K filed with the Securities and Exchange Commission on August 19, 2016.

_____________________________________________________________________________________

SIGNATURES

_____________________________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunVesta, Inc.

Date

By: /s/ Hans Rigendinger

October 5, 2016

Name: Hans Rigendinger

Title: Chief Executive Officer and Chief Financial Officer

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